UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
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DOCUMENT SECURITY SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 104

ROCHESTER, NEW YORK 14623

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held July [27], 2020

To our Stockholders:

A special meeting of stockholders (the “Special Meeting”) of Document Security Systems, Inc., a New York corporation (the “Company” or “DSS” or “us” or “we” or “our”) will be held at _____________on Monday, July 27, 2020 at ________a.m. local time for the following purpose:

(1)	To approve the issuance of shares of DSS Common Stock and Series A Preferred Stock in connection with the acquisition of Impact BioMedical Inc., pursuant to the Share Exchange Agreement, a copy of which is attached as Appendix A to the accompanying proxy statement.

(2)	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1;

(3)

To ratify the approval by our Board of Directors of an amendment to our bylaws to allow for participation in stockholder meetings by means of virtual meeting technology, as more fully described in Proposal 3;

; and

(4)	Transacting such other business as may properly come before the meeting or any adjournment thereof.

In this proxy statement, the term “Company” or “DSS” or “us” or “we” or “our” means Document Security Systems, Inc. and its direct and indirect subsidiaries, unless the context otherwise provides. The accompanying proxy statement sets forth additional information regarding the Special Meeting, and provides you with detailed information regarding the business to be considered at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

The close of business on June 18, 2020 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Stockholders holding a majority of the votes cast at the Special Meeting must vote in favor of Proposal 1, Proposal 2 and Proposal 3 to be approved by stockholders.

Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Special Meeting in person, please mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. If you attend the meeting you may vote in person, even if you returned a proxy. These proxy materials will be mailed on or about ________ to the stockholders of record on the Record Date.

By Order of the Board of Directors of Document Security Systems, Inc.

/s/ Heng Fai Ambrose Chan
Heng Fai Ambrose Chan
Chairman of the Board

WHETHER OR NOT YOU PLAN ON ATTENDING THE SPECIAL MEETING IN PERSON, PLEASE VOTE USING THE PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED. THE DSS BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT EACH OF THE PROPOSALS OUTLINED ABOVE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, DSS AND ITS STOCKHOLDERS AND HAS APPROVED EACH SUCH PROPOSAL. THE DSS BOARD OF DIRECTORS RECOMMENDS THAT DSS STOCKHOLDERS VOTE “FOR” EACH SUCH PROPOSAL.

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DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 104

ROCHESTER, NEW YORK 14623

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

We are furnishing this proxy statement (the “Proxy Statement”) to the holders of our Common Stock, par value $0.02 per share (the “Common Stock”), in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Document Security Systems, Inc. (together with its consolidated subsidiaries (unless the context otherwise requires), referred to herein as “Document Security Systems,” “DSS,” “we,” “us,” “our” or the “Company”) for use at a special meeting of stockholders (the “Special Meeting”) to be held at [_____________] on Monday, July 27, 2020 at ________a.m. local time, and any adjournment thereof.

The Special Meeting of stockholders will be held for the following purposes:

1.	To approve the issuance of shares of DSS Common Stock and Series A Preferred Stock (in connection with the acquisition of Impact BioMedical Inc., a Nevada corporation (“Impact BioMedical”), pursuant to the Share Exchange Agreement, a copy of which is attached as Appendix A (the “Share Exchange Agreement”);

2.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1; and

3.	To ratify the approval by our Board of Directors of an amendment to our bylaws to allow for participation in stockholder meetings by means of virtual meeting technology (the “Virtual Meeting Proposal”), as more fully described in Proposal 3;

The acquisition outlined in Proposal 1 is structured so that Impact BioMedical will become a wholly-owned subsidiary of DSS BioHealth Security, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“DBHS”) in exchange for DSS Common Stock and Series A Preferred Stock (the “Share Exchange”). As of the date of this proxy statement, the Board is not aware of any other matters that will come before the Special Meeting. However, if any other matters properly come before the Special Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by i) attending the Special Meeting and voting the shares of stock in person, ii) delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy, iii) signing another proxy card with a later date and returning it before the polls close at the Special Meeting, or iv) voting again via the internet or by toll free telephone by following the instructions on the proxy card.

GENERAL INFORMATION ABOUT VOTING

Record Date

Only the holders of record of our Common Stock at the close of business on the record date, _____________, 2020 (the “Record Date”), are entitled to notice of and to vote at the meeting. On the Record Date, there were _____________ shares of our Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock held on the Record Date.

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Voting

When a proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

(1)	FOR approval of the Share Exchange;

(2)	FOR an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1; and

(3)	FOR the ratification of the approval by our Board of Directors of an amendment to our bylaws to allow for participation in stockholder meetings by means of virtual meeting technology (the “Virtual Meeting Proposal”), as more fully described in Proposal 3;

Votes Required for Approval

The affirmative vote of a majority of the votes cast is required for approval of Proposals 1, 2 and 3.

Abstentions and Broker Non-Votes

Broker Non-Votes: If you hold your shares through a bank, broker or other nominee and do not provide voting instructions to that entity, it may vote your shares only on “routine” matters. For “non-routine” matters, the beneficial owner of such shares is required to provide instructions to the bank, broker or other nominee in order for them to be entitled to vote the shares held for the beneficial owner. Proposal 1 (approval of the Share Exchange) will be treated as a non-routine matter. The approval of Proposal 2 (Adjournment Proposal) and Proposal 3 (the Virtual Meeting Proposal) will be treated as routine matters. If you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote for the approval of the Share Exchange, no votes will be cast on your behalf with respect to this proposal.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count on all matters to be decided at the Special Meeting.

Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business at the Special Meeting. Broker non-votes, as well as abstentions from voting, will not, however, be treated as votes cast and, therefore, will have no effect on the outcome of Proposal 1 (approval of the Share Exchange), Proposal 2 (approval of the Adjournment Proposal) or Proposal 3 (approval of the Virtual Meeting Proposal). As stated above, Proposals 2 and 3 will be treated as routine matters, which means that brokers will be able to use their discretion to vote on behalf of the beneficial owner absent instructions from such owners. Therefore, no broker non-votes are expected to exist with respect to these proposals.

***

You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 200 Canal View Boulevard, Suite 104, Rochester, New York 14623, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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PROPOSAL 1— APPROVAL OF THE ISSUANCE OF SHARES OF DSS COMMON STOCK AND

SERIES A PREFERRED STOCK IN CONNECTION WITH THE ACQUISITION OF IMPACT

BIOMEDICAL, INC.

Structure of the Acquisition

On April 27, 2020, the Board of Directors of Company (the “Board”) approved and the Company entered into the Share Exchange Agreement with DSS BioHealth Security, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“DBHS”), Singapore eDevelopment Limited, a Singapore corporation (“Singapore eDevelopment”) that is listed on the Singapore Exchange, and Global BioMedical Pte Ltd, a Singapore corporation and wholly owned subsidiary of Singapore eDevelopment (“Global BioMedical”). Pursuant to the Share Exchange Agreement and upon an affirmative vote for this Proposal, DBHS will acquire of all of the outstanding capital stock (the “Impact Shares”) of Impact BioMedical Inc., a Nevada corporation and wholly owned subsidiary of Global BioMedical (“Impact”), in exchange for DSS Common Stock and Series A Preferred Stock, with Impact becoming a direct wholly owned subsidiary of the DBHS (the “Share Exchange”).

The aggregate consideration for the Impact Shares will be the following to be issued to Global BioMedical by DSS: (i) 483,334 newly issued shares of Common Stock of DSS, nominally valued at $3,132,000, or $6.48 per share; and (ii) 46,868 newly issued shares of a new series of perpetual Series A Convertible Preferred Stock of DSS (“Series A Preferred Stock”) with a stated value of $46,868,000, or $1,000 per share, for a total consideration valued at $50 million. The Series A Preferred Stock will have such terms, rights, obligations and preferences of the Series A Preferred Stock set forth in the Designation of Series A Convertible Preferred Stock of the Company (the “Certificate of Designations”), to be filed with the Secretary of State of the State of New York prior to the closing of the Share Exchange. The terms of the Share Exchange Agreement and the Share Exchange were previously reported in the Form 8-K filed by the Company on March 13, 2020.

As previously reported, on May 7, 2020, following the date of the Share Exchange Agreement we effected a 30-1 reverse stock split. As a result, the number of Common Stock shares to be issued by DSS pursuant to the Share Exchange have been appropriately adjusted.

Designation of the Series A Preferred Stock

Under the Certificate of Designations, each share of Series A Preferred Stock will be convertible into shares of Common Stock of DSS, subject to a 19.9% beneficial ownership conversion limitation (“Beneficial Ownership Limitation”) based on the total issued outstanding shares of Common Stock of DSS beneficially owned by Global BioMedical. Holders of the Series A Preferred Stock will have no voting rights, except as required by applicable law or regulation, and no dividends will accrue or be payable on the Series A Preferred Stock. The holders of Series A Preferred Stock will be entitled to a liquidation preference at a liquidation value of $1,000 per share, and the Company will have the right to redeem all or any portion of the then outstanding shares of Series A Preferred Stock, pro rata among all holders, at a redemption price per share equal to such liquidation value per share.

In addition, under the Certificate of Designation, the Company will have the right to convert all or any portion of the then outstanding shares of Series A Preferred Stock, pro rata among all holders, into an aggregate number of shares of Common Stock as is determined by (i) multiplying the number of shares to be converted by the liquidation value per share, and then (ii) dividing the result by the applicable conversion price then in effect.

Company Overview

Document Security Systems, Inc. is a global company involved in the development and delivery of better products and technology to individuals and industry. We operate nine business lines through subsidiaries located around the globe.

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Of the nine business lines, four have historically been the core business lines of the Company:

1.	Premier Packaging Corporation (DSS Packaging and Printing Group) operates in the paper board folding carton, smart packaging and document security printing markets.

2.	Plastic Printing Professionals, Inc. (DSS Plastics Group) operates in the security printing and plastic ID systems market.

These two companies develop, manufacture and sell paper and plastic products designed to protect valuable information from counterfeit, unauthorized scanning, copying, and digital imaging, and to provide intelligent, interactive, augmented packaging for the consumer.

3.	DSS Digital Inc. (DSS Digital Group) researches, develops, markets and sells the Company’s digital products worldwide; their primary product is AuthentiGuard®, which is a brand authentication application that integrates the Company’s counterfeit deterrent technologies with proprietary digital data security-based solutions.

4.	DSS Technology Management, Inc. (DSS Technology Management) manages, licenses and acquires intellectual property, or IP, assets for the purpose of monetizing these assets through a variety of value-enhancing initiatives, including, but not limited to, investments in the development and commercialization of patented technologies, licensing, strategic partnerships and commercial litigation.

In addition to these four core business lines, in 2019 and early 2020 we established five new wholly owned subsidiaries:

1.	DSS Blockchain Security, Inc., intends to specialize in the development of blockchain security technologies for tracking and tracing solutions for supply chain logistics and cyber securities across global markets.

2.	Decentralized Sharing Systems, Inc., seeks to provide services to assist companies in the new business model of the peer-to-peer decentralized sharing marketplaces and direct marketing. Direct marketing or network marketing is designed to sell products or services directly to the public through independent distributors, rather than selling through the traditional retail market. Of the newly established business lines, Decentralized is the first to establish a material gross revenue stream and we anticipate revenue growth. As a result, we have added this business line to our segment reporting.

3.	DSS Securities, Inc., has been established to develop or to acquire assets in the securities trading or management arena, and to pursue two parallel streams of digital asset exchanges in multiple jurisdictions: (i) securitized token exchanges, focusing on digitized assets from different vertical industries; and (ii) utilities token exchanges, focusing on “blue-chip” utility tokens from solid businesses.

4.	DSS BioHealth Security, Inc., will seek to invest in or to acquire companies related to the biohealth and biomedical field, including businesses focused on the research to advance drug discovery and development for the prevention, inhibition, and treatment of neurological, oncological and immuno-related diseases. This new division will place special focus on open-air defense initiatives, which curb transmission of air-borne infectious diseases such as tuberculosis and influenza, among others.

5.	DSS Secure Living, Inc., intends to develop top of the line advanced technology for energy efficiency, high quality of life living environments and home security for everyone, for new construction and renovations of residential single and multifamily living facilities.

Aside from Decentralized Sharing Systems, Inc. the activities in these newly created subsidiaries have been minimal or in various start-up or organizational phases.

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Background of the Share Exchange

In November 2019, we announced the Company’s new strategic business plan, which focuses on strengthening our organization, investing in our core lines of business, improving top line revenues and net margins, controlling costs and creating new long-term recurring revenue streams. One of the core elements of the strategic business plan includes implementing business diversification initiatives as described in more detail below.

Implementing Business Diversification Initiatives – We plan to both internally develop and to acquire profitable new businesses, which will in some cases be complimentary to our core businesses and addressable markets. In other instances, we intend to explore opportunities for expansion into new business lines in which we believe we can successfully compete, which are scalable, and which generate sustainable reoccurring revenue. Management has already taken steps toward this diversification by performing initial research and cost analysis into specific new business lines, and in 2019 we formed the five new subsidiaries as described in more detail above, in an effort to grow and expand our technologies and market reach, including DSS BioHealth Security, Inc., referred to in this proxy statement as DBHS.

DSS BioHealth Security, Inc. This business will be principally involved in the bio-medical sector, including investing in companies that hold bio-medical intellectual property and/or have, or are securing, strategic alliances, partnerships and distribution rights for bio-medical and security products, technologies or enterprises. This new division will focus on open-air defense initiatives that seek to curb transmission of airborne infectious diseases such as tuberculosis and influenza, among others, in open areas.

Consistent with this growth initiative, on March 12, 2020, the Company announced that the Board approved and Company had entered into a binding term sheet (the “Term Sheet”) to acquire Impact BioMedical, a company engaged in the development and marketing of biohealth security technologies, pursuant to which Impact BioMedical would become a wholly-owned subsidiary of DSS BioHealth Security, Inc. Pursuant to the Term Sheet, the proposed share exchange transaction was capped at a purchase price capped at $50 million, subject to completion of due diligence and an independent valuation.

On April 27, 2020, prior to the execution of the Share Exchange Agreement, Impact BioMedical’s ownership of a suite of antiviral and medical technologies was valued at $382 million through a required independent valuation that was completed by Destum Partners. Because the valuation was higher than the previously agreed value, the purchase price to be paid be the Company was capped at a value of $50 million.

On April 27, 2020, the Company issued a press release announcing the completion of the required independent valuation, allowing the Company to proceed with the Share Exchange Agreement. Following the press release, all the members of the Board voted to approve the Share Exchange transaction and authorize the execution of the Share Exchange Agreement and ancillary agreements, including this proxy statement to seek stockholder approval.

Effects of the Share Exchange on DSS Common Stock

Each share of our Common Stock that is issued and outstanding at the effective time of the Share Exchange will remain issued and outstanding after the acquisition of Impact BioMedical. However, because additional shares of our Common Stock will be issued as a result of the Share Exchange, the aggregate equity interest of our current common stockholders will be diluted from 100% of our issued and outstanding Common Stock prior to the Share Exchange to approximately 81% of our issued and outstanding Common Stock immediately after the completion of the Share Exchange. Furthermore, any conversion by Global BioMedical of the Series A Preferred Stock for shares of Common Stock, will also have the effect of diluting the equity interest of our current common stockholders. However, as discussed above, any such conversion by Global Biomedical is subject to the Beneficial Ownership Limitation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Shares of Series A Preferred Stock then outstanding will be entitled to be paid out of the assets of the Company available for distribution to its stockholders, before any payment will be made to holders of our Common Stock.

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Recommendations of our Board of Directors to our stockholders

Our Board has determined that the acquisition of Impact BioMedical is in the best interests of our stockholders, and recommends that you vote FOR the approval of the issuance of shares of our Common Stock and the Series A Preferred Stock for such purpose and FOR adjournment of the meeting if necessary to solicit additional proxies.

United States federal income tax considerations

The Share Exchange is intended to qualify as a tax-free exchange under Section 351 of the Internal Revenue Code for United States federal income tax purposes. Our current stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Share Exchange. Such tax treatment is not a condition to completion of the Share Exchange.

In the event that the Company issues a dividend to its shareholders of shares of Impact BioMedical (the “Bonus Shares”), the U.S. federal income tax treatment of such issuance of the Bonus Shares to our shareholders is unclear at this stage. Accordingly, stockholders are encouraged to consult their own tax advisors as to the specific U.S. federal, state and local, and non-U.S. tax consequences to them of a possible distribution of the Bonus Shares. For more information, see the section titled “Anticipated Dividend of Impact BioMedical Shares” below.

Regulatory Approvals

We do not believe the Share Exchange to be subject to the reporting and waiting provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 which prevents transactions meeting certain size tests, and not otherwise exempt, from being completed until required information and materials are furnished to the Antitrust Division of the U. S. Department of Justice (“DOJ”) and the Federal Trade Commission (“FTC”) and the related waiting period expires or is terminated early. Accordingly, no filings have been made or are presently contemplated with the DOJ and FTC in relation to the Share Exchange.

Completion of the acquisition of Impact

The closing of the purchase and sale of the Impact Shares contemplated under the Share Exchange Agreement is subject to a number of customary and other conditions, including both the Company and Singapore eDevelopment having obtained approvals from their respective shareholders, Singapore eDevelopment having obtained requisite approval from the Singapore Exchange, and receipt by DSS of audited financial statements of Impact BioMedical, which are included in this proxy statement soliciting the vote of our stockholders.

The Share Exchange Agreement contains customary representations, warranties and covenants of the parties as well as certain indemnification provisions.

Where the law permits, a party to the Share Exchange Agreement could elect to waive one or more conditions required to complete the Share Exchange. We cannot be certain when (or if) the conditions to the Share Exchange will be satisfied or waived or that the Share Exchange will be completed.

If the required approvals are received at the Special Meeting we anticipate that the Share Exchange will occur shortly following the Special Meeting. However, we cannot assure you when or if the Share Exchange will occur.

Interests of certain persons in the Share Exchange

In considering the recommendation of the Board of Directors of the Company with respect to issuing shares of DSS Common Stock and Series A Preferred Stock pursuant to acquire Impact and the other matters to be acted upon at the Special Meeting, our Stockholders should be aware that our Chairman of the Board has interests in the Share Exchange that may be different from, or in addition to, the interests of DSS stockholders generally.

Mr. Chan is the Chief Executive Officer and largest shareholder of Singapore eDevelopment, as well as the Chairman of the Board and largest shareholder of the Company.

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Mr. Chan also beneficially owns shares of DSS Common Stock which have approximately [  ]% of the voting rights of DSS stockholders as of the Record Date of the Special Meeting. Mr. Chan will beneficially own shares of DSS Common Stock equal to [  ] to the total shares of DSS Common Stock to be issued to the owners of Impact BioMedical in the Share Exchange. Upon completion of the Share Exchange, Mr. Chan will beneficially own approximately [  ]% of the total outstanding shares of DSS Common Stock.

Due to the related-party nature of the transaction, the Audit Committee discussed and evaluated Mr. Chan’s financial interest and material facts as Executive Chairman of Singapore eDevelopment, and subsequently approved, and recommended the Board approve, the Share Exchange Agreement and the transactions contemplated thereby.

Anticipated Dividend of Impact BioMedical Shares

The Company’s long-term plans include seeking to take Impact BioMedial public after the share exchange in an initial public offering (“IPO”). Prior to doing so, and in concert with this public offering, the Company anticipates a proposed dividend of Impact BioMedical shares to its shareholders, whereby for every one DSS share of Common Stock held, the shareholder would be entitled to a bonus of four Impact Shares, or as already referenced, the Bonus shares. The planned Bonus shared dividend would be divided into two tranches; the shareholders of record of a date to be determined but prior to initial public offering would be eligible for two shares for every share of DSS which they hold, and a second dividend of an additional two shares of Impact BioMedical if they were the shareholders of record on the second shareholder of record date of the IPO date of Impact BioMedical. The issuance of the Bonus shares would occur after the registration and the IPO of Impact BioMedical’s shares. While this statement represents the current intentions of DSS management and of its Board, there can be no assurance, however, that Impact BioMedical will be taken public and/or that any such Bonus Share distribution will occur.

Costs associated with the Share Exchange

We estimate that fees and expenses related to the Share Exchange, consisting of fees and expenses of our financial advisor, attorneys, and accountants, proxy statement printing and distribution and related charges, Securities and Exchange Commission (the “SEC”) and NYSE Amex filing fees, will total approximately $[____], whether or not the Share Exchange is completed.

Appraisal rights

Holders of our Common Stock will not have appraisal or dissenters’ rights in connection with the acquisition of Impact or the other proposals to be considered at the Special Meeting.

Board of directors and executive officers after the Share Exchange

There will be no change in the Company’s Board of Directors as a result of the completion of the Share Exchange.

Summary of risks associated with the Share Exchange

There are risks and uncertainties that we face in connection with the proposed acquisition of Impact. Among the risks are the following:

●	The issuance of our Common Stock in the Share Exchange will reduce the ownership interests and voting power of our current common stockholders. The current owners of Impact BioMedical will acquire, in the aggregate, approximately [_]% of our Common Stock which will be outstanding upon completion of the Share Exchange. Upon completion of the Share Exchange, our Chairman of the Board Chan Heng Fai Ambrose will have beneficial ownership of shares of our Common Stock which will represent approximately [_]% of our Common Stock to be outstanding.

●	Failure to complete the Share Exchange could negatively impact our stock price.

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These are just some of the risks we face in connection with the proposed Share Exchange. For a more complete discussion of these and other risks related to the acquisition and the combined company; see the section entitled “Certain Risks Associated with the Share Exchange” and “About Impact BioMedical” below.

CERTAIN RISKS ASSOCIATED WITH THE SHARE EXCHANGE

In deciding whether to approve the issuance of Common Stock and Series A Preferred Stock to acquire Impact BioMedical in the Share Exchange and the other proposals related to the Share Exchange transaction, you should carefully consider the following risks. You should also review and consider the various risks and uncertainties related to our business which we have identified and discussed in our Registration Statement on Form S-1 filed with the SEC on May 21, 2020. If any of these risks actually occur, our business, financial condition or results of operations could be seriously harmed. In that event, the market price for our Common Stock could decline and you may lose all or part of your investment.

Risks related to the Share Exchange transaction

You will incur immediate ownership dilution.

In connection with the Share Exchange, the owners of Impact BioMedical will receive shares of our Common Stock which will represent approximately 19% of our Common Stock which will be outstanding upon completion of the Share Exchange. Accordingly, the percentage of ownership which your Common Stock holdings represents prior to the Share Exchange will be diluted due to the issuance of our Common Stock in the Share Exchange. This exchange ratio is not adjustable based on the market price of our Common Stock.

You may not realize a benefit from the Share Exchange commensurate with the ownership dilution you will experience in connection with the Share Exchange.

If DSS does not realize strategic and financial benefits related to the acquisition of Impact BioMedical, DSS stockholders will have experienced dilution of their ownership interests in DSS without receiving any commensurate benefit, or only partial benefits from the Share Exchange.

The market price of our Common Stock following the Share Exchange may decline as a result of the acquisition of Impact BioMedical and its subsidiaries.

The market price of DSS Common Stock may decline as a result of the Share Exchange for a number of reasons if:

●	investors react negatively to the prospects of the combined company’s business and prospects after the Share Exchange;

●	the effect of the Share Exchange on the combined company’s business and prospects is not consistent with the expectations of investors; or

●	the combined company does not achieve the perceived benefits of the Share Exchange as rapidly or to the extent anticipated by investors.

Failure to complete the Share Exchange or delays in completing the Share Exchange could negatively impact our stock price, financial condition, future business and operations.

If the Share Exchange is not completed for any reason, we may be subject to a number of material risks, including the following:

●	we will not realize the benefits expected from the Share Exchange;

●	the price of our Common Stock may decline to the extent that the current market price of our Common Stock reflects a market assumption that the Share Exchange will be completed;

●	if the non-completion of the Share Exchange were due to a breach by DSS of the Share Exchange Agreement we could be responsible for reimbursing the expenses incurred by the Impact BioMedical owners which would further deplete our working capital.

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Compliance with securities laws.

The Common Stock which will be issued in connection with the Share Exchange is being offered without registration under the Securities Act of 1933 pursuant to rules governing limited offers and sales without registration pursuant to the exemption available for sales without registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D. If we should fail to comply with each and every one of the requirements of the available exemptions from registration, the investors may have the right to rescind their acquisition of such shares in connection with the Share Exchange.

The following description of the material information about the Share Exchange, including the summary of the material terms and provisions of the Share Exchange Agreement, is qualified in its entirety by reference to the more detailed appendices to this Proxy Statement. We urge you to read all of the appendices to this Proxy Statement in their entirety.

The Share Exchange Agreement has been included as Appendix A to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in this Proxy Statement and in the other public filings we make with the SEC, which are available without charge at www.sec.gov.

ABOUT IMPACT BIOMEDICAL AND ITS SUBSIDIARIES

Business Overview

Impact BioMedical leverages on its scientific know-how and intellectual property rights to provide solutions that have been plaguing the biomedical field for decades. Together with scientific partners, Impact BioMedical aims to drive mission-oriented research to advance drug discovery and development for the prevention, inhibition, and treatment of neurological, oncology and immuno-related diseases.

Impact BioMedical’s research and development efforts are headed by Mr. Daryl Thompson in his capacity as Director of Scientific Initiatives in Global BioLife Inc. (“Global BioLife”). Mr. Thompson has initiated research regarding universal therapeutics as part of an attempt to help cure some of the world’s deadliest diseases.

Impact BioMedical has two wholly owned subsidiaries and six partially owned subsidiaries. It is the single largest and controlling shareholder of Global BioLife, with an effective ownership of 63.64%. The other shareholders of Global BioLife include Holista CollTech Limited (“Holista CollTech”) (the majority shareholder of Singapore eDevelopment is also a significant shareholder in Holista CollTech) and an entity formed by the chief scientist overseeing Global BioLife’s projects.

Global BioLife has biomedical intellectual property, including intellectual property assigned to it by one of its shareholders. Global BioLife is a company devoted to research in four main areas: (i) the “Linebacker” project, which aims to develop a universal therapeutic drug platform; (ii) a new sugar substitute called “Laetose,”; (iii) a multi-use fragrance called “3F” (Functional Fragrance Formulation); and (iv) Equivir/Nemovir, a blend of natural polyphenols designed as an antimicrobial medication.

Linebacker

“Linebacker,” has demonstrated promising results in treating a range of diseases including neurological, anti-microbial, anti-viral and oncology diseases. Unlike the traditional approach to treat individual diseases with specific drugs, the Linebacker platform seeks to offer a breakthrough therapeutic option for multiple diseases. Linebacker is designed to work by inhibiting a cascade of inflammatory responses responsible for many diseases. Its design is in direct contrast to the traditional approach of targeting individual diseases with specific drugs. Charles River Laboratories International, Inc., an independent company that provides services to help pharmaceutical and biotechnology companies, government agencies and leading academic institutions around the globe, has performed the studies needed for Global BioLife Linebacker research and drug development efforts.

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Laetose

Impact BioMedical has also developed a low-calorie, low glycemic level, natural modified sugar through Global BioLife. The product, “Laetose,” is a functional sugar with a calorie count 30% to 50% lower than regular sugar. Laetose is designed to possess low glycemic properties and mitigate inflammation. This product is at the commercialization stage. The company is presently seeking to license Laetose. Global BioLife established a joint venture, Sweet Sense, Inc. (“Sweet Sense”), with Quality Ingredients, LLC for the development, manufacture, and global distribution of the new sugar substitute. On November 8, 2019, the Company purchased 50% of Sweet Sense Inc. from Quality Ingredients, LLC for $91,000. Sweet Sense is now an 81.8% owned subsidiary of the Impact BioMedical.

Functional Fragrance Formulation (“3F”)

Through Global BioLife, Singapore eDevelopment has established a collaboration with U.S.-based Chemia Corporation to develop specialized fragrances to counter mosquito-borne diseases such as Zika and Dengue, among other medical applications. The 3F mosquito fragrance product, which is made from specialized oils sourced from botanicals that mosquitos avoid, has shown promising results in repelling mosquitos in laboratory testing. Global BioLife is seeking to commercialize this product. Together with Chemia, Impact BioMedical is attempting to license 3F. Any potential profits from the 3F project will be split between Global BioLife and Chemia pursuant to the terms of the Royalty Agreement, dated as of August 15, 2018, by and between Global BioLife and Chemia Corporation, and the Addendum thereto, dated as of November 27, 2018 and Amendment No. 1 to Royalty Agreement, dated as of November 8, 2019.

Equivir

Equivir was created for use in biological emergencies. Equivir is a patented medication, and our research has indicated that it has broad antiviral efficacy against multiple types of infectious disease. The ability of Equivir to inhibit viruses makes it a promising candidate.

Global BioLife and Sweet Sense have engaged a consulting firm in the biopharmaceutical and life sciences industry, to assist in our goal of licensing each of Linebacker, Laetose, 3F and Equivir/Nemovir.

Property

Impact BioMedical does not have offices, and at the present time, office space is provided to the Impact BioMedical by an affiliate of Singapore eDevelopment at no cost.

Commercialization Business Strategies

The business model of Impact BioMedical revolves mainly around two approaches – Licensing and Sales Distribution.

1. Licensing

The licensing strategy envisions that Impact BioMedical’s subsidiaries would develop valuable and unique patented technologies which would then be licensed to pharmaceutical companies or venture capitalists in exchange for an agreed payment (consisting of a fee or royalty). Impact BioMedical believes that interest in licensing certain projects may rise over time as validating data becomes available.

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2. Sales Distribution

Certain affiliates of Impact BioMedical have relationships with developing global distribution networks. Impact BioMedical currently intends to engage in private labelling to go into production of products for sales generation. Impact BioMedical plans to expand its geographical presence globally and intends to launch more products to add on over time. In addition, the company intends to launch a new retail e-commerce site in 2020 to allow Impact BioMedical to take orders and deliver products.

Employees

Impact BioMedical has no employees; certain services are provided to Impact BioMedical and its subsidiaries by the employees of Impact BioMedical’s ownership, including employees of affiliates of Singapore eDevelopment. Services are provided to Global BioLife and its subsidiaries by GRDG Sciences, LLC pursuant to the Stockholders’ Agreement, dated as of April 26, 2017 among Global BioLife, Global BioMedical, Inc., Holista CollTech and GRDG Sciences, LLC (as amended). At the present time, Global BioLife pays GRDG Sciences, LLC $23,319 per month for services provided by GRDG Sciences, LLC.

Future Product Research Pipeline

In addition to the Impact BioMedical’s major projects, the company has several other early stage research projects that Impact BioMedical believes have potential for further research and development.

Duotics

Duotics is a new class of compounds that has the potential to treat infectious diseases caused by viruses, bacteria, and parasites, and defeat Anti-Microbial Resistance. GRDG has used its proprietary methods in molecular mapping and disease modeling to develop strategies intended to not only inhibit resistant microbes that cause infectious diseases, but to also prevent future resistance to treatment. Duotics harness the strategies used by nature to prevent and inhibit infections by stopping the survival and growth of disease. This project envisions leveraging top research institutions in the world, including Biosafety Level 3 and 4 testing facilities, to scientifically prove the effectiveness of this new class of compounds. If successful, this technology has the potential to integrate well into existing health programs.

Migraine Medical Food

GRDG has developed a technology with the potential to be deployed as a medical food or an Over the Counter (OTC) medication to treat and possibly prevent migraines. Using the proprietary methods of identifying neurological pathways and known remedies, the solution could be both effective, and unlike current migraine medication, free from adverse side effects. GRDG intends to leverage its network of connections with world-class laboratories to formulate, validate and test the medication for effectiveness in animals and humans.

Cannabinoid Research

GRDG intends to work in collaboration with research institutions to enhance a cannabinoid extract for the treatment of cancers and cancer-associated pain. GRDG will look to use the expertise of collaborating research institutions to synthesize, test and validate the compounds. The result of this one-year program will be looking at two therapeutic drugs that have been evaluated for in-vitro efficacy against Pancreatic, Lung, Breast, and Prostate Cancer; in-vivo efficacy against Pancreatic Cancer in an animal model; in-vivo efficacy against Pancreatic Cancer-induced pain in an animal model; and in-vivo Pharmacokinetic and toxicity in animals to include vital organ and blood plasma concentrations after administration, major cytokine activity, renal function, blood chemistry/hematology, cellular morphology, Mitotic index, and Maximum Tolerated Dose. These tests, conducted in rats, will attempt to determine how much of the drugs can be administered safely, the effects of the drugs on metabolism and organs, and their effective doses for the respective purposes.

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Competition

The biohealth business is highly competitive. Existing and future competitors may introduce products and services in the same markets we serve, and competing products or services may have better performance, lower prices, better functionality and broader acceptance than our products. This competition could result in increased sales and marketing expenses, thereby materially reducing our operating margins, and could harm our ability to increase, or cause us to lose, market share.

Most, if not all, of our current and potential competitors may have significantly greater resources or better competitive positions in certain product segments, geographic regions or user demographics than we do. These factors may allow our competitors to respond more effectively than us to new or emerging technologies and changes in market conditions.

Impact BioMedical’s competitors may develop products, features or services that are similar to its own or that achieve greater acceptance, may undertake more far-reaching and successful product development efforts or marketing campaigns, or may adopt more aggressive pricing policies. Certain competitors could use strong or dominant positions in one or more markets to gain competitive advantage against Impact BioMedical in its target market or markets. As a result, Impact BioMedical’s competitors may acquire and engage customers or generate revenue at the expense of our own efforts.

Regulation of the Biohealth Business

In the United States, the drug, device and cosmetic industries have long been subject to regulation by various federal and state agencies, primarily as to product safety, efficacy, manufacturing, advertising, labeling and safety reporting. The U.S. Food and Drug Administration, or FDA, has broad regulatory powers. Extensive testing and documentation is required for FDA approval of new drugs and devices, increasing the expense of product introduction. Significant expenses are also evident in major markets outside of the United States.

The costs of human health care have been and continue to be a subject of study, investigation and regulation by governmental agencies and legislative bodies around the world. In the United States, attention has been focused on drug prices and profits and programs that encourage doctors to write prescriptions for particular drugs, or to recommend, use or purchase particular medical devices. The regulatory agencies under whose purview Impact BioMedical may operate in the future have administrative powers that may subject partners to whom Impact BioMedical licenses products to actions such as product withdrawals, recalls, seizure of products and other civil and criminal sanctions.

In addition, business practices in the health care industry have come under increased scrutiny, particularly in the United States, by government agencies and state attorneys general, and resulting investigations and prosecutions carry the risk of significant civil and criminal penalties.

Partners to whom we license products in the future may need to rely on global supply chains, and production and distribution processes, that are complex, subject to increasing regulatory requirements, and may be faced with unexpected changes that may affect sourcing, supply and pricing of materials used in products which we have or will develop. These processes also are subject to lengthy regulatory approvals.

Risk Factors related to Impact BioMedical’s Business Operations

If we do not adequately protect Impact BioMedical’s intellectual property rights, its operations may be materially harmed.

Impact BioMedical relies on and expect to continue to rely on agreements with parties with whom we have relationships, as well as patent, trademark and trade secret protection laws, to protect our intellectual property and proprietary rights. We cannot assure you that we can adequately protect its intellectual property or successfully prosecute potential infringement of its intellectual property rights. Also, we cannot assure you that others will not assert rights in, or ownership of, trademarks and other proprietary rights of Impact BioMedical or that we will be able to successfully resolve these types of conflicts to our satisfaction. Impact BioMedical’s failure to protect its intellectual property rights may result in a loss in potential revenue and could materially harm our operations and financial condition.

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New legislation, regulations or rules related to obtaining patents or enforcing patents could significantly increase our operating costs and decrease any potential revenue we might otherwise make.

Impact BioMedical spends a significant amount of resources on its [?] patent assets. If new legislation, regulations or rules are implemented either by Congress, the U.S. Patent and Trademark Office (the “USPTO”) or the courts that impact the patent application process, the patent enforcement process or the rights of patent holders, these changes could negatively affect its expenses, potential revenue and could negatively impact the value of its assets.

Safety and effectiveness concerns can have significant negative impacts on sales and results of operations, lead to litigation and cause reputational damage.

Concerns about product safety, whether raised internally or by litigants, regulators or consumer advocates, and whether or not based on scientific evidence, can result in safety alerts, product recalls, governmental investigations, regulatory action on the part of the FDA (or its counterpart in other countries), private claims and lawsuits, payment of fines and settlements, declining sales and reputational damage. These circumstances can also result in damage to brand image, brand equity and consumer trust in products. Product recalls could in the future prompt government investigations and inspections, the shutdown of manufacturing facilities, continued product shortages and related sales declines, significant remediation costs, reputational damage, possible civil penalties and criminal prosecution.

Significant challenges or delays in our innovation and development of new products, technologies and indications could have an adverse impact on our long-term success.

Impact BioMedical’s continued growth and success depend on our ability to innovate and develop new and differentiated products and services that address the evolving health care needs of patients, providers and consumers. Development of successful products and technologies may also be necessary to offset revenue losses should our products lose market share due to various factors such as competition and loss of patent exclusivity. We cannot be certain when or whether Impact BioMedical will be able to develop, license or otherwise acquire companies, products and technologies, whether particular product candidates will be granted regulatory approval, and, if approved, whether the products will be commercially successful. Impact BioMedical pursues product development through internal research and development as well as through collaborations, acquisitions, joint ventures and licensing or other arrangements with third parties. In all of these contexts, developing new products, particularly biotechnology products, requires a significant commitment of resources over many years. Only a very few biopharmaceutical research and development programs result in commercially viable products. The process depends on many factors, including the ability to discern patients’ and healthcare providers’ future needs; develop new compounds, strategies and technologies; achieve successful clinical trial results; secure effective intellectual property protection; obtain regulatory approvals on a timely basis; and, if and when they reach the market, successfully differentiate its products from competing products and approaches to treatment. New products or enhancements to existing products may not be accepted quickly or significantly in the marketplace for healthcare providers, and there may be uncertainty over third-party reimbursement. Even following initial regulatory approval, the success of a product can be adversely impacted by safety and efficacy findings in larger patient populations, as well as market entry of competitive products.

THE SHARE EXCHANGE AGREEMENT

Share exchange consideration

The Share Exchange Agreement provides that at the closing of the Share Exchange, DBHS will acquire of all of the Impact Shares in exchange for DSS Common Stock and Series A Preferred Stock.

The aggregate consideration for the Impact Shares will be the following to be issued to Global BioMedical by DSS: (i) 483,334 newly issued shares of Common Stock of DSS, nominally valued at $3,132,000, or $6.48 per share; and (ii) 46,868 newly issued shares of a new series of perpetual convertible preferred stock of DSS (“Convertible Preferred Stock”) with a stated value of $46,868,000, or $1,000 per share, for a total consideration valued at $50 million.

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The terms of the Share Exchange Agreement and the Share Exchange were previously reported in the Form 8-K filed by the Company on March 13, 2020. As previously reported, on May 7, 2020, following the date of the Share Exchange Agreement we effected a 30-1 reverse stock split. As a result, the number of Common Stock shares to be issued by DSS pursuant to the Share Exchange have been appropriately adjusted.

Closing

The Share Exchange will be completed when the purchase and sale of the Impact Shares occurs at a closing (the “Closing”) to be held not later than two business days after the last of the conditions to the Closing have been satisfied or waived. As a result of the Share Exchange, DBHS will own 100% of Impact BioMedical and its subsidiaries.

Subject to the conditions to the Share Exchange Agreement, we anticipate that the completion of the Share Exchange will occur promptly after the approval of Proposal 1 at the Special Meeting. However, the completion of the Share Exchange could be delayed if there is a delay in satisfying conditions to the Share Exchange. There can be no assurances as to whether, or when, we will obtain the required approvals or complete the Share Exchange. If the Share Exchange is not completed on or before one hundred eight (180) days after April 27, 2020, either we or Global BioMedical may terminate the Share Exchange Agreement, unless the failure to complete the Share Exchange by that date is due to the material breach of the Share Exchange Agreement by the party seeking to terminate the agreement. See “Closing Conditions to the Share Exchange” immediately below.

Closing Conditions to the Share Exchange

The completion of the Share Exchange is subject to various conditions. While we anticipate that all of these conditions will be satisfied, there can be no assurance as to whether or when all of the conditions will be satisfied or, where permissible, waived.

The obligations of each party to effect the Share Exchange are subject to the following conditions:

●	The Share Exchange Agreement and the transactions contemplated thereby shall have been approved by the requisite vote of (i) the Board of Directors of each of DSS and DBHS, and (ii) the stockholders of DSS at the Special Meeting;

●	The Share Exchange Agreement and the transactions contemplated thereby shall have been approved by the requisite vote of (i) the Board of Directors of each of Singapore eDevelopment and Global BioMedical, (ii) the stockholder of the Global BioMedical, and (iii) the stockholders of Singapore eDevelopment at the Singapore eDevelopment Stockholders’ Meeting;

●	No governmental authority shall have enacted, issued, promulgated, enforced or entered any Order which is in effect and has the effect of making the transactions contemplated by the Share Exchange Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated thereunder to be rescinded following completion thereof;

●	Global BioMedical and Singapore eDevelopment shall have received all consents authorizations, orders and approvals from certain governmental authorities as set forth in the Share Exchange Agreement, and DBHS and DSS shall have received all consents, authorizations, orders and approvals from the governmental authorities as set forth in the Share Exchange Agreement, in each case, in form and substance reasonably satisfactory to DBHS and Global BioMedical, and no such consent, authorization, order and approval shall have been revoked.

●	The Certificate of Designations shall have been filed with the Secretary of State of the State of New York.

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For the full text of the closing conditions that each individual party’s obligations are subject to, see the Share Exchange Agreement which has been included as Appendix A to provide you with information regarding its terms.

Representations and warranties

The Share Exchange Agreement customary representations, warranties and covenants of the parties as well as certain indemnification provisions. For the full text of the representations and warranties, see the Share Exchange Agreement which has been included as Appendix A to provide you with information regarding its terms.

Reasonable best efforts to consummate the Share Exchange

Each party to the Share Exchange Agreement has agreed that it will not voluntarily undertake any course of action inconsistent with the provisions or intent of the Share Exchange Agreement and will use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary to expeditiously satisfy the closing conditions to the Share Exchange Agreement.

No Solicitation or Other Bids

From the date of the Share Exchange Agreement, each party to the Share Exchange Agreement will not authorize or permit any, affiliates and other representatives or those of any of their subsidiaries, directly or indirectly, to (i) encourage, facilitate or continue inquiries; (ii) enter into discussions or negotiations with, or provide any information to; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an inquiry, proposal or offer from any person concerning, (x) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving Impact BioMedical or any of its subsidiaries; (y) the issuance or acquisition of shares of capital stock or other equity securities of Impact BioMedical or any of its subsidiaries; or (z) the sale, lease, exchange or other disposition of any significant portion of the properties or assets of Impact BioMedical and its subsidiaries.

Termination of the Share Exchange Agreement

The Share Exchange Agreement may be terminated prior to the closing on certain conditions, including:

●	by mutual written consent of DBHS and Global BioMedical;

●	by either DBHS or Global Medical in the event that such party is not then in material breach of any provision of the Share Exchange Agreement and there has been a breach , inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the counterparties that would give rise to the failure of the conditions precedent to closing that has not been cured after 10 days written notice to the counterparties;

●	if certain other conditions as set forth in the Share Exchange Agreement shall not have been, or it becomes apparent that any of such conditions will not be, fulfilled by the date that is 180 days after the date of the Share Exchange Agreement;

●

in the event that (i) any law makes consummation of the transactions contemplated by Share Exchange Agreement illegal or otherwise prohibited or (ii) a government authority issues an order restraining or enjoining the transactions contemplated by the Share Exchange Agreement, and such order becomes final and non-appealable;

●	by either DBHS or Global Medical if the stockholders of DSS or Singapore eDevelopment vote on, but fail to approve, the Share Exchange Agreement at each’s respective stockholders’ meeting

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In the event of the termination of the Share Exchange Agreement pursuant to one of the conditions listed above by one of the parties, the Share Exchange Agreement shall become void and have no effect, and there shall be no liability under the Share Exchange Agreement on the part of the parties except (i) in the event of breach of conditions listed above; (ii) in the event of breach by Singapore eDevelopment or Global Medical of confidentiality provisions contained in the Share Exchange Agreement; or (iii) as set forth in ARTICLE X – MISCELLANEOUS of the Share Exchange Agreement which has been included as Appendix A to provide you with information regarding its terms. Nothing in the Share Exchange Agreement shall relieve any party from liability for any willful breach of any provision contained in the Share Exchange Agreement.

Amendment, modification and waiver

The Share Exchange Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party thereto. No waiver by any party of any of the provisions thereof shall be effective unless explicitly set forth in writing and signed by party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.

No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from the Share Exchange Agreement shall operate or be construed as a waiver; nor shall any single or partial exercise of any right, remedy, power or privilege thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

The foregoing summary of the Share Exchange Agreement is subject to, and qualified in its entirety by, the terms of the Share Exchange Agreement, a copy of which is attached hereto as Appendix A.

SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA

We are providing the following financial information to assist you in your analysis of the financial aspects of our proposed acquisition of Impact BioMedical and its subsidiaries. This information is only a summary and you should read it in conjunction with our historical consolidated financial statements, and the historical financial statements of Impact BioMedical and the other information included elsewhere in this proxy statement.

Selected Historical Financial Data of Impact BioMedical and its Subsidiaries

The following table sets forth selected historical financial information derived from Impact BioMedical’s audited financial statements as of and for the year ended December 31, 2019 and as of December 31, 2018 and unaudited financial statements for the period from January 1, 2020 through March 31, 2020. The historical results presented below are not necessarily indicative of the results to be expected for any future period.

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REPORT OF INDEPENDENT AUDITORS

AND FINANCIAL STATEMENTS

Impact BioMedical Inc and Subsidiaries

December 31, 2019 and 2018

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Impact BioMedical Inc and Subsidiaries

Consolidated Balance Sheets

Impact Biomedical Inc. and Subsidiaries

Consolidated Balance Sheet

	December 31,	December 31,
	2019	2018
Asset
Cash	$108,731	$35,375
Prepaid Expense	30,700	22,761
Investment in Security by Equity Method		5,312
Total Asset	$139,431	$63,448

Liabilities
Accounts Payable	$7,021	$77,018
Total Liabilities	$7,021	$77,018

Stockholders’ Equity
Common Stock, $0.001 Par Value, 100,000,000 shares authorized, 1,000 Issued and Outstanding	$1	$1
Additional Paid In Capital	1,732,590	1,183,135
Accumulated Deficit	(1,646,208)	(1,191,772)
Total Stockholders’ Equity (Deficit)	86,383	(8,636)
Non-Controlling Interests	46,027	(4,934)
Total Stockholders’ Equity (Deficit)	$132,410	$(13,570)

Total Liabilities & Stockholders’ Equity	$139,431	$63,448

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Impact BioMedical Inc and Subsidiaries

Consolidated Statement of Operations

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Operations

For the Year Ended December 31, 2019 and 2018

	2019	2018
Operating Expense
Research & Development	$340,628	$634,312
Professional Services	143,933	373,394
Marketing	5,000	25,950
Other General Expense	33,600	20,931
Total Operating Expense	523,161	1,054,587

Other Expense
Financial Services	544	683
Loss from Security Investment by Equity Method	40,314	49,688
Loss from Acquisition	90,001	-
Total Other Expense	130,859	50,371

Net Loss	$(654,020)	$(1,104,958)

Net Loss Attributable to Non-Controlling Interests	(199,584)	(401,803)

Net Loss Attributable to Common Stockholders	$(454,437)	$(703,155)

Net Loss Per Share - Basic and Diluted	$(454.44)	$(703.15)

Weighted Average Common Shares Outstanding - Basic and Diluted	1,000	1,000

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Impact BioMedical Inc and Subsidiaries

Consolidated Statements of Stockholders’ Equity (Deficit)

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity (Deficit)

For the Years Ended on December 31, 2019 and 2018

	Common Stock		Additional		Non-	Total
	Shares	Par Value $0.001	Paid in Capital	Accumulated Deficit	controlling Interests	Stockholders Equity
Balance at January 1, 2018	1,000	$1	$539,731	$(488,616)	$29,209	$80,324

Proceeds from Shareholders			643,404		367,660	1,011,064

Net loss				(703,155)	(401,803)	(1,104,958)

Balance at December 31, 2018	1,000	$1	$1,183,135	$(1,191,772)	$(4,934)	$(13,570)

Proceeds from Shareholders			549,455		250,545	800,000

Net Loss				(454,436)	(199,584)	(654,020)

Balance at December 31, 2019	1,000	$1	$1,732,590	$(1,646,208)	$46,027	$132,410

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Impact BioMedical Inc and Subsidiaries

Consolidated Statements of Cash Flows

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2019 and 2018

	2019	2018
Cash Flows From Operating Activities
Net Loss from Operations	$(654,020)	$(1,104,958)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Loss from Acquisition	90,001	-
Loss from Investment in Security by Equity Method	40,314	49,688
Changes in Operating Assets and Liabilities
Prepaid Expense	(7,940)	1,566
Accounts Payable	(81,157)	(45,145)
Net Cash Used in Operating Activities	(612,802)	(1,098,849)

Cash Flows From Investing Activities
Acquisition of Securities	(91,000)	-
Cash from Acquistion	13,158	-
Investment in Joint Venture	(36,000)	(55,000)
Net Cash Used in Investing Activities	(113,842)	(55,000)

Cash Flows From Financing Activities
Proceeds from Shareholders	800,000	986,064
Net Cash Provided by Financing Activities	800,000	986,064

Net Increase (Decrease) in Cash	73,356	(167,785)

Cash - Beginning of Year	35,375	178,160
Cash - End of Year	$108,731	$10,375

Non Cash Investmnet in Joint Venture	$-	$25,000

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IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

Note 1 – Nature of Operations and Basis of Presentation

Nature of Operations

Impact BioMedical Inc (the “Company”) was incorporated in the State of Nevada as a for-profit company on October 16, 2018 and established a fiscal year end of December 31st. The Company issued 1,000 shares to Global BioMedical Pte. Ltd., which is wholly–owned by Singapore eDevelopment Limited (“SeD Ltd”), a multinational public company, listed on the Singapore Exchange Securities Trading Limited (“SGXST”).

The Company is committed to both funding research and developing intellectual property portfolio. Global BioLife, Inc. (“Global BioLife”), one of the Company’s subsidiaries and the main operating company of the group, focuses on research in three main areas: (i) development of a universal therapeutic drug platform; (ii) a new sugar substitute; and (iii) a multi-use fragrance. Global BioLife established a joint venture, Sweet Sense, Inc. (“Sweet Sense”), with Quality Ingredients, LLC for the development, manufacture, and global distribution of the new sugar substitute and owns 50% of Sweet Sense. On November 8, 2019, the Company purchased 50% of Sweet Sense, Inc. from Quality Ingredients, LLC for $91,000. Sweet Sense is now an 81.8% owned subsidiary of the Company.

Basis of Presentation and Principles of Consolidation

The Common Control Transactions resulted in the basis of accounting for the financial reporting period in 2018. The consolidated financial statements were retrospectively adjusted for the operating results of Global Biolife as of January 1, 2018 for comparative purposes as the entities were under common control. ASC 805-50-45 defines the transfer of a business among entities under common control at carrying amount with retrospective adjustment of prior period financial statements when reporting entity is changed. ASC 250 defines a change in the reporting entity as a change that results in financial statements that, in effect, are those of a different reporting entity. The Management believed that the acquisitions of Global BioMedical, Inc. and Global Biolife led to change in the reporting entity.

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

The consolidated financial statements include all accounts of the entities as of the reporting period ending dates and for the reporting periods as follows:

	State or other		Attributable	Attributable
Name of consolidated	jurisdiction of incorporation or	Date of incorporation	interest as of December 31,	interest as of December 31,
subsidiary	organization	or formation	2019	2018
Global BioMedical, Inc.	Nevada	April, 18, 2017	90.9%	90.9%
Global BioLife, Inc.	Nevada	April 14, 2017	63.6%	63.6%
Biolife Sugar, Inc	Nevada	April 23, 2018	63.6%	63.6%
Happy Sugar Inc	Nevada	August 17, 2018	63.6%	63.6%
Sweet Sense Inc.	Nevada	April 30, 2018	81.8%	31.8%
SeD BioLife International, Inc.	Nevada	March 29, 2017	100%	100%
SeD BioMedical International Inc.	Nevada	March 13, 2017	100%	100%
Global Sugar Solutions Inc.	Nevada	November 7, 2019	80%	n/a

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IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

All intercompany balances and transactions have been eliminated. Non–controlling interest represents the minority equity investment in the Company’s subsidiaries, plus the minority investors’ share of the net operating results and other components of equity relating to the non–controlling interest.

As of December 31, 2019 and 2018, the aggregate noncontrolling interest was $46,027 and a deficit of $4,934, respectively, which are separately disclosed on the Consolidated Balance Sheet.

On the date of incorporation, Global BioLife issued 800 shares to Global BioMedical. Inc., 100 shares to GRDG Sciences, LLC (“GRDG”) and 100 to Holista Colltech Limited. Based on the Global BioLife’s Stockholders Agreement signed on April 26, 2017, Global BioMedical Inc agreed to transfer 10% of it’s ownership in Global BioLife to GRDG Sciences, LLC upon successful completion of certain goals. GRDG Sciences, LLC fulfilled required goals and 100 shares was transferred on September 12, 2017.

On November 7, 2018, the Company entered into two Capital Contribution Agreements. First Capital Contribution Agreement (“GBMI Agreement”), was entered between the Company, Global BioMedical Pte. Ltd. (“Global BioMedical”), a Singapore limited company, and Global BioMedical. Inc. (“GBMI”), a Nevada corporation. Prior to this agreement Global BioMedical owned 90.91% of the issued and outstanding capital equity in GBMI and 100% of issued and outstanding shares of the Company. Based on GBMI Agreement, Global BioMedical contributed all of its ownership in GBMI to the Company. Another Capital Contribution Agreement (“SeD BioLife Agreement”) was entered between the Company, Global BioMedical and SeD BioLife International, Inc. (“SeD BioLife”), a Nevada Corporation. Prior to this agreement Global BioMedical owned 100% of the issued and outstanding capital equity in SeD BioLife. Based on the SeD BioLife Agreement, Global BioMedical contributed all its ownership in SeD BioLife to the Company.

Note 2 – Summary of Significant Accounting and Reporting Policy

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing the net income (loss) attributable to the common stockholders by weighted average number of shares of common stock outstanding during the period. Fully diluted earnings (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive financial instruments issued or outstanding for the periods ended December 31, 2019 or 2018.

Fair Value of Financial Instruments

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. There were no cash equivalents as of December 31, 2019 and December 31, 2018.

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IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

Investment in Securities Under Equity Method Accounting

BioLife Sugar, Inc. (“BioLife”), a subsidiary consolidated under the Company, entered into a joint venture agreement on April 25, 2018 with Quality Ingredients, LLC (“QI”). The agreement created Sweet Sense which is 50% owned by BioLife and 50% owned by QI. Management believes its 50% investment represents significant influence over Sweet Sense and accounts for the investment under the equity method of accounting. As of December 31, 2018, BioLife contributed $55,000 to the joint venture and recorded its proportionate share losses totaling $49,687 recorded as loss on investment in security by equity method in the Consolidated Statements of Operations. As of November 08, 2019, the total investment in joint venture was equal to $91,000 and the proportionate losses totaled $90,001.

On November 8, 2019, Impact BioMedical Inc., a subsidiary of the Company, purchased 50% of Sweet Sense from QI for $91,000. Consequently, Sweet Sense is now an 81.8% owned subsidiary of the Company, and therefore, is now consolidated into the consolidated financial statements.

Research and Development

Research and development costs are expensed as incurred. Total research and development costs were $340,628 and $634,312 for the years ended December 31, 2019 and 2018, respectively.

Income taxes

Deferred income tax assets and liabilities are determined based on the estimated future tax effects of net operating loss and credit carry-forwards and temporary differences between the tax basis of assets and liabilities and their respective financial reporting amounts measured at the current enacted tax rates. The Company records an estimated valuation allowance on its deferred income tax assets if it is more likely than not that these deferred income tax assets will not be realized.

The Company recognizes a tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company has not recorded any unrecognized tax benefits. The Company’s policy is to recognize interest and penalties related to income taxes in income tax expense.

Subsequent Events

Subsequent events are events or transactions that occur after the balance sheet date but before the financial statements are available to be issued.

The Company’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet date and before financial statements are available to be issued.

Recent Accounting Standards

Financial Instruments

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) FASB ASU 2016-01 – Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities – The changes to the current U.S. GAAP model primarily affect the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments.

8

IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

Non-Controlling Interests

In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception (“ASU 2017-11”). ASU 2017-11 is intended to simplify the accounting for financial instruments with characteristics of liabilities and equity. Among the issues addressed are: (i) determining whether an instrument (or embedded feature) is indexed to an entity’s own stock; (ii) distinguishing liabilities from equity for mandatorily redeemable financial instruments of certain nonpublic entities; and (iii) identifying mandatorily redeemable noncontrolling interests. The Company adopted ASU 2017-11 on January 1, 2019 and determined that this ASU did not have a material impact on the consolidated financial statements.

Note 2. Prepaid Expenses

Prepaid expenses for the years ended December 31, 2019 and 2018 include mostly research and development fees paid to GRDG in the amounts of $30,700 and $22,761, respectively.

Note 3. Shareholders’ Equity

On October 16, 2018, 1,000 shares of common stock were issued to Global BioMedical Pte. Ltd.

On November 21, 2018 the Company increased its authorized shares from 10,000 to 100,000,000 common shares with a par value of $0.001 per share. No preferred shares have been authorized or issued.

Note 5. Related Party Transactions

Research and Development Activities

Based on Shareholders Agreement entered into on April 26, 2017, the Company should fund the scientific operations of GRDG, a company involved in research and development of biomedical products and owned by Daryl Thompson, a director of many subsidiaries of the Company, to do the development and research works on the biomedical products for the Company. Initial monthly payments were agreed to be $20,994 plus any additional amounts that would be necessary and agreed by the Board of Directors. The monthly payments were adjusted for the increase in rent of GRDG office and general inflation. Current monthly payments equal to $23,319. The Company incurred expenses of $303,071 and $ 285,573 for the years ended December 31, 2019 and 2018, respectively. On December 31, 2019 and December 31, 2018, the Company owed this related party $0 and had prepaid monthly fees of $30,700 and $22,761, respectively.

Administrative and Accounting Services

SeD Development Management, LLC, an indirect subsidiary of SeD Ltd, provides administrative and accounting services to the Company and its subsidiaries. The Company incurred expenses of $6,000 and $4,000 for the years ended December 31, 2019 and 2018, respectively. On December 31, 2019 and December 31, 2018, the Company owed this related party $0.

9

IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

Note 6 - Commitments and Contingencies

Leases

At December 31, 2019, Impact BioMedical, Inc. had not entered into any leases, as the Company had no employees.

Royalty Agreement

On August 15, 2018, the Company entered into Royalty Agreement with Chemia Corporation (“Chemia”) pursuant to which Chemia transferred to the Company all of its right to 3F (Functional Fragrance Formulation). 3F consists of 3F Mosquito Repellant and 3F Anti-Viral formulations. Based on the Royalty Agreement, the Company should cover all the costs to prepare and finalize necessary patent application and other intellectual property related to 3F. Chemia agreed to support the Company in efforts leading to development of 3F intellectual property and it’s licensing. Based on Royalty Agreement any payments received from development, sales, licensing or transfer of 3F technology will be paid 50% to the Company and 50% to Chemia. On November 27, 2018, Company and Chemia signed an Addendum to Royalty Agreement (“Addendum”), according to which the Company granted Chemia a royalty-based limited license for purposes of making and selling fragrances embodying the 3F technology. Based on the Addendum, Chemia should pay the Company 5% of net sales in royalty. On November 8, 2019, both companies entered into Amendment no.1 to Royalty Agreement, based on which certain expenses bore by the Company towards patent application and licensing should be reimbursed to the Company before any royalty payments are made. As on December 31 2019 and 2018 there were no reimbursements or royalties paid to the Company and the Company cannot be assured that Chemia’s efforts will end up in any future sales of the technology.

Note 7 – Income Taxes

On December 22, 2017, the “Tax Cuts and Jobs Act” (TCJA) was signed into law that significantly reformed the Internal Revenue Code of 1986, as amended. The TCJA reduces the corporate tax rate to 21 percent beginning with years starting January 1, 2018. The deferred tax assets and liabilities have been adjusted to the newly enacted U.S. corporate rate and the related impact to the tax expense has been recognized in the current year.

The components of income tax expense and the effective tax rates for the years ended December 31, 2019 and 2018 are as follows:

	Year Ended December 31,
	2019	2018
Current:
Federal	$-	$-
State	-	-
Total Current	-	-
Deferred:
Federal	(530,629)	(393,285)
State	(151,034)	(122,106)
Total Deferred	(681,663)	(515,390)
Valuation Allowance	681,663	515,390
Total Incom Tax Expense	$-	$-

Pre-tax Loss	$(645,020)	$(1,104,958)

Effective Income Tax Rate	0%	0%

10

IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

A reconciliation of our income tax expense at federal statutory income tax rate of 21% to our income tax expense at the effective tax rate is as follows:

	Year Ended December 31,
	2019	2018
Tax at the Statutory Federal Rate	$(137,344)	$(232,041)
State Income Taxes (Net of Federal Benefit)	(28,929)	(72,043)
Changes in Valutation Allowance, Net	166,273	304,084
Total Income Tax Expense	$-	$-

Deferred tax assets consist of the following at December 31, 2019 and 2018:

	Year Ended December 31,
	2019	2018

Net Operating Loss	681,663	515,390
	681,663	515,390
Valuation Allowance	(681,663)	(515,390)
Net Deferred Tax Asset	-	-

As of December 31, 2019 and 2018, the Company has net operating loss carry-forwards of $2,526,804and $1,872,784, respectively. The Company does not have other temporary differences. As of December 31, 2019 and 2018, the total deferred tax assets carry-forward were $681,663 and $515,390, respectively. The deferred tax assets could be carried forward for 20 years. The full utilization of the deferred tax assets in the future is dependent upon the Company’s ability to generate taxable income. Considering the development stage of the Company, management believed that it was probable that the Company would not use tax assets in the near future. Accordingly, a valuation allowance of an equal amount has been established. As of the years ended December 31, 2019 and 2018, the valuation allowance were $681,663 and $515,390, respectively. During the year ended December 31, 2019, the valuation allowance increased by $166,273. No deferred tax assets were recorded on years ended December 31, 2019 and 2018.

The federal income tax returns of the Company are subject to examination by the IRS, generally for three years after they are filed. The tax returns for the years ended December 31, 2018 and 2017 are still subject to examination by the taxing authorities.

Note 8 – Subsequent Events

On March 31, 2020 the Company issued 13,896,069 shares of common stock to its sole shareholder Global BioMedical Pte. Ltd. in consideration of the $2,779,214 invested in the Company.

On March 12, 2020 Singapore eDevelopment Ltd., Global BioMedical Pte Ltd., Document Security Systems, Inc (“DSS”) and DSS BioHealth Security Inc. (“DSS BioHealth”) signed Term Sheets and subsequently on April 21, 2020, these four companies entered into Share Exchange Agreement, based on which Global BioMedical Pte Ltd. agreed to sell all of the issued and outstanding shares of the Company to DSS BioHealth in exchange for the combination of common and preferred shares of DSS. The closing of this transaction is contingent upon DSS shareholders’ approval and all parties meeting the conditions of the Share Exchange Agreement. Our Company’s Chairman, who is also the largest shareholder of Singapore eDevelopment Ltd., is the beneficial owner of approximately 36.97% of the outstanding shares of DSS and is the Chairman of the Board of Directors of DSS. The Company is currently supporting Global BioMedical Pte Ltd. in meeting the closing conditions.

11

FINANCIAL STATEMENTS

Impact BioMedical Inc and Subsidiaries

March 31, 2020 (Unaudited)

12

Impact BioMedical Inc and Subsidiaries

Consolidated Balance Sheets

Impact Biomedical Inc. and Subsidiaries

Consolidated Balance Sheet

(Unaudited)

	March 31, 2020	December 31, 2019
Asset
Cash	$130,115	$108,731
Prepaid Expense	23,319	30,700
Total Asset	$153,434	$139,431

Liabilities
Accounts Payable	$26,601	$7,021
Total Liabilities	$26,601	$7,021
Stockholders’ Equity
Common Stock, $0.001 Par Value, 100,000,000 shares authorized, 13,897,069 and 1,000 Issued and Outstanding as of March 31, 2020 and December 31, 2019, respectively	$13,897	$1
Additional Paid In Capital	1,802,330	1,732,590
Accumulated Deficit	(1,729,966)	(1,646,208)
Total Stockholders’ Equity	86,261	86,383
Non-Controlling Interests	40,572	46,027
Total Stockholders’ Equity	$126,833	$132,410
Total Liabilities & Shareholder’s Equity	$153,434	$139,431

2

Impact BioMedical Inc and Subsidiaries

Consolidated Statements of Operations

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Operations

For the Three Months Ended March 31, 2020 and 2019

(Unaudited)

	2020	2019
Operating Expense
Research & Development	$71,967	$106,123
Professional Services	51,325	4,645
Other General Expense	2,178	1,975
Total Operating Expense	125,470	112,743
Other Expense
Financial Services	107	76
Loss from Security Investment by Equity Method	-	3,206
Total Other Expense	107	3,282
Net Loss	$(125,577)	$(116,024)
Net Loss Attributable to Non-Controlling Interests	(41,819)	(32,484)
Net Loss Attributable to Common Stockholders	$(83,758)	$(83,540)
Net Loss Per Share - Basic and Diluted	$(0.19)	$(83.54)
Weighted Average Common Shares Outstanding - Basic and Diluted	449,260	1,000

3

Impact BioMedical Inc and Subsidiaries

Consolidated Statements of Stockholders’ Equity (Deficit)

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

For the Period Ended on March 31, 2020 (Unaudited)

	Common Stock		Additional		Non-	Total
		Par Value	Paid	Accumulated	controlling	Stockholders
	Shares	$0.001	in Capital	Deficit	Interests	Equity
Balance at January 1, 2020	1,000	$1	$1,732,590	$(1,646,208)	$46,027	$132,410
Issue Shares to the Shareholder at Par Value $0.001 per share	13,896,069	13,896	(13,896)			-
Proceeds from the Shareholder			83,636		36,364	120,000
Net loss				(83,758)	(41,819)	(125,577)
Balance at March 31, 2020	13,897,069	$13,897	$1,802,330	$(1,729,966)	$40,572	$126,833

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

For the Period Ended on March 31, 2019 (Unaudited)

	Common Stock		Additional		Non-	Total
		Par Value	Paid in	Accumulated	controlling	Stockholders
	Shares	$0.001	Capital	Deficit	Interests	Equity
Balance at January 1, 2019	1,000	$1	$1,183,135	$(1,191,772)	$(4,934)	$(13,570)

Proceeds from the Shareholder			127,273		72,727	200,000

Net loss				(83,539)	(32,484)	(116,024)

Balance at March 31, 2019	1,000	$1	$1,310,408	$(1,275,311)	$35,308	$70,406

4

Impact BioMedical Inc and Subsidiaries

Consolidated Statements of Cash Flows

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Three Month Ended March 31, 2020 and 2019

(Unaudited)

	2020	2019

Cash Flows From Operating Activities
Net Loss from Operations	$(125,577)	$(116,024)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Loss from Investment on Security by Equity Method Changes in Operating Assets and Liabilities	-	3,205
Prepaid Expense	7,381	-
Trade Payable	19,580	(50,326)
Net Cash Used in Operating Activities	(98,616)	(163,145)

Cash Flows From Financing Activities
Proceeds from Shareholders	120,000	200,000
Net Cash Provided by Financing Activities	120,000	200,000
Net Increase in Cash	21,384	36,855
Cash - Beginning of Year	108,731	35,375
Cash - End of Period	$130,115	$72,230

5

IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Note 1 – Nature of Operations and Basis of Presentation

Nature of Operations

Impact BioMedical Inc (the “Company”) was incorporated in the State of Nevada as a for-profit company on October 16, 2018 and established a fiscal year end of December 31st. The Company issued 1,000 shares to Global BioMedical Pte. Ltd., which is wholly–owned by Singapore eDevelopment Limited (“SeD Ltd”), a multinational public company, listed on the Singapore Exchange Securities Trading Limited (“SGXST”).

The Company is committed to both funding research and developing intellectual property portfolio. Global BioLife, Inc. (“Global BioLife”), one of the Company’s subsidiaries and the main operating company of the group, focuses on research in three main areas: (i) development of a universal therapeutic drug platform; (ii) a new sugar substitute; and (iii) a multi-use fragrance. Global BioLife established a joint venture, Sweet Sense, Inc. (“Sweet Sense”), with Quality Ingredients, LLC for the development, manufacture, and global distribution of the new sugar substitute and owns 50% of Sweet Sense. On November 8, 2019, the Company purchased 50% of Sweet Sense, Inc. from Quality Ingredients, LLC for $91,000. Sweet Sense is now an 81.8% owned subsidiary of the Company.

Basis of Presentation and Principles of Consolidation

The Common Control Transactions resulted in the basis of accounting for the financial reporting period in 2018. The consolidated financial statements were retrospectively adjusted for the operating results of Global Biolife as of January 1, 2018 for comparative purposes as the entities were under common control. ASC 805-50-45 defines the transfer of a business among entities under common control at carrying amount with retrospective adjustment of prior period financial statements when reporting entity is changed. ASC 250 defines a change in the reporting entity as a change that results in financial statements that, in effect, are those of a different reporting entity. The Management believed that the acquisitions of Global BioMedical, Inc. and Global Biolife led to change in the reporting entity.

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

The consolidated financial statements include all accounts of the entities as of the reporting period ending dates and for the reporting periods as follows:

Name of consolidated subsidiary	State or other jurisdiction of incorporation or organization	Date of incorporation or formation	Attributable interest as of March 31, 2020	Attributable interest as of December 31, 2019
Global BioMedical, Inc.	Nevada	April, 18, 2017	90.9%	90.9%
Global BioLife, Inc.	Nevada	April 14, 2017	63.6%	63.6%
Biolife Sugar, Inc	Nevada	April 23, 2018	63.6%	63.6%
Happy Sugar Inc	Nevada	August 17, 2018	63.6%	63.6%
Sweet Sense Inc.	Nevada	April 30, 2018	81.8%	81.8%
SeD BioLife International, Inc.	Nevada	March 29, 2017	100%	100%
SeD BioMedical International Inc.	Nevada	March 13, 2017	100%	100%
Global Sugar Solutions Inc.	Nevada	November 7, 2019	80%	80%

6

IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

All intercompany balances and transactions have been eliminated. Non–controlling interest represents the minority equity investment in the Company’s subsidiaries, plus the minority investors’ share of the net operating results and other components of equity relating to the non–controlling interest.

As of March 31, 2020 and December 31, 2019, the aggregate noncontrolling interest was $40,527 and $46,027, respectively, which are separately disclosed on the Consolidated Balance Sheet.

On the date of incorporation, Global BioLife issued 800 shares to Global BioMedical. Inc., 100 shares to GRDG Sciences, LLC (“GRDG”) and 100 to Holista Colltech Limited. Based on the Global BioLife’s Stockholders Agreement signed on April 26, 2017, Global BioMedical Inc agreed to transfer 10% of its ownership in Global BioLife to GRDG Sciences, LLC upon successful completion of certain goals. GRDG Sciences, LLC fulfilled required goals and 100 shares was transferred on September 12, 2017.

On November 7, 2018, the Company entered into two Capital Contribution Agreements. First Capital Contribution Agreement (“GBMI Agreement”), was entered between the Company, Global BioMedical Pte. Ltd. (“Global BioMedical”), a Singapore limited company, and Global BioMedical. Inc. (“GBMI”), a Nevada corporation. Prior to this agreement Global BioMedical owned 90.91% of the issued and outstanding capital equity in GBMI and 100% of issued and outstanding shares of the Company. Based on GBMI Agreement, Global BioMedical contributed all of its ownership in GBMI to the Company. Another Capital Contribution Agreement (“SeD BioLife Agreement”) was entered between the Company, Global BioMedical and SeD BioLife International, Inc. (“SeD BioLife”), a Nevada Corporation. Prior to this agreement Global BioMedical owned 100% of the issued and outstanding capital equity in SeD BioLife. Based on the SeD BioLife Agreement, Global BioMedical contributed all its ownership in SeD BioLife to the Company.

Note 2 – Summary of Significant Accounting and Reporting Policy

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing the net income (loss) attributable to the common stockholders by weighted average number of shares of common stock outstanding during the period. Fully diluted earnings (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive financial instruments issued or outstanding for the periods ended March 31, 2020 or December 31, 2019.

Fair Value of Financial Instruments

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. There were no cash equivalents as of March 31, 2020 and December 31, 2019.

7

IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Investment in Securities Under Equity Method Accounting

BioLife Sugar, Inc. (“BioLife”), a subsidiary consolidated under the Company, entered into a joint venture agreement on April 25, 2018 with Quality Ingredients, LLC (“QI”). The agreement created Sweet Sense which is 50% owned by BioLife and 50% owned by QI. Management believes its 50% investment represents significant influence over Sweet Sense and accounts for the investment under the equity method of accounting. As of December 31, 2018, BioLife contributed $55,000 to the joint venture and recorded its proportionate share losses totaling $49,687 recorded as loss on investment in security by equity method in the Consolidated Statements of Operations. As of November 08, 2019, the total investment in joint venture was equal to $91,000 and the proportionate losses totaled $90,001.

On November 8, 2019, the Company purchased 50% of Sweet Sense from QI for $91,000. Consequently, Sweet Sense is now an 81.8% owned subsidiary of the Company, and therefore, is now consolidated into the consolidated financial statements.

Research and Development

Research and development costs are expensed as incurred. Total research and development costs were $71,967 and $106,123 for the three months ended March 31, 2020 and 2019, respectively.

Income taxes

Deferred income tax assets and liabilities are determined based on the estimated future tax effects of net operating loss and credit carry-forwards and temporary differences between the tax basis of assets and liabilities and their respective financial reporting amounts measured at the current enacted tax rates. The Company records an estimated valuation allowance on its deferred income tax assets if it is more likely than not that these deferred income tax assets will not be realized.

The Company recognizes a tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company has not recorded any unrecognized tax benefits. The Company’s policy is to recognize interest and penalties related to income taxes in income tax expense.

Subsequent Events

Subsequent events are events or transactions that occur after the balance sheet date but before the financial statements are available to be issued.

The Company’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet date and before financial statements are available to be issued.

Recent Accounting Standards

Financial Instruments

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) FASB ASU 2016- 01 – Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities – The changes to the current U.S. GAAP model primarily affect the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments.

8

IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Non-Controlling Interests

In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception (“ASU 2017-11”). ASU 2017-11 is intended to simplify the accounting for financial instruments with characteristics of liabilities and equity. Among the issues addressed are: (i) determining whether an instrument (or embedded feature) is indexed to an entity’s own stock; (ii) distinguishing liabilities from equity for mandatorily redeemable financial instruments of certain nonpublic entities; and (iii) identifying mandatorily redeemable noncontrolling interests. The Company adopted ASU 2017-11 on January 1, 2019 and determined that this ASU did not have a material impact on the consolidated financial statements.

Note 2. Prepaid Expenses

Prepaid expenses for the three months ended March 31, 2020 and year ended December 31, 2019 include mostly research and development fees paid to GRDG in the amounts of $23,319 and $30,700, respectively.

Note 3. Shareholders’ Equity

On October 16, 2018, 1,000 shares of common stock were issued to Global BioMedical Pte. Ltd.

On November 21, 2018 the Company increased its authorized shares from 10,000 to 100,000,000 common shares with a par value of $0.001 per share. No preferred shares have been authorized or issued.

On March 31, 2020 the Company issued 13,896,069 shares of common stock to its sole shareholder Global BioMedical Pte. Ltd.

Note 5. Related Party Transactions

Research and Development Activities

Based on Shareholders Agreement entered into on April 26, 2017, the Company should fund the scientific operations of GRDG, a company involved in research and development of biomedical products and owned by Daryl Thompson, a director of many subsidiaries of the Company, to do the development and research works on the biomedical products for the Company. Initial monthly payments were agreed to be $20,994 plus any additional amounts that would be necessary and agreed by the Board of Directors. The monthly payments were adjusted for the increase in rent of GRDG office and general inflation. Current monthly payments equal to $23,319. The Company incurred expenses of $79,516 and $ 70,258 for the three months ended March 31, 2020 and 2019, respectively. On March 31, 2020 and December 31, 2019 the Company owed this related party $0 and had prepaid monthly fees of $30,700 and $18,116, respectively.

Administrative and Accounting Services

SeD Development Management, LLC, an indirect subsidiary of SeD Ltd, provided administrative and accounting services to the Company and its subsidiaries. The Company incurred expenses of $0 and $1,500 for the three months ended March 31, 2020 and 2019, respectively. On March 31, 2020 and December 31, 2019, the Company owed this related party $0. As of January 1, 2020, both parties agreed to stop paying the service fee.

9

IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Note 6 - Commitments and Contingencies

Leases

At March 31, 2020, Impact BioMedical, Inc. had not entered into any leases, as the Company had no employees.

Royalty Agreement

On August 15, 2018, the Company entered into Royalty Agreement with Chemia Corporation (“Chemia”) pursuant to which Chemia transferred to the Company all of its right to 3F (Functional Fragrance Formulation). 3F consists of 3F Mosquito Repellant and 3F Anti-Viral formulations. Based on the Royalty Agreement, the Company should cover all the costs to prepare and finalize necessary patent application and other intellectual property related to 3F. Chemia agreed to support the Company in efforts leading to development of 3F intellectual property and it’s licensing. Based on Royalty Agreement any payments received from development, sales, licensing or transfer of 3F technology will be paid 50% to the Company and 50% to Chemia. On November 27, 2018, Company and Chemia signed an Addendum to Royalty Agreement (“Addendum”), according to which the Company granted Chemia a royalty-based limited license for purposes of making and selling fragrances embodying the 3F technology. Based on the Addendum, Chemia should pay the Company 5% of net sales in royalty. On November 8, 2019, both companies entered into Amendment no.1 to Royalty Agreement, based on which certain expenses bore by the Company towards patent application and licensing should be reimbursed to the Company before any royalty payments are made. As on March 31, 2020 and December 31 2019 there were no reimbursements or royalties paid to the Company and the Company cannot be assured that Chemia’s efforts will end up in any future sales of the technology.

Note 7 – Subsequent Events

On March 12, 2020 Singapore eDevelopment Ltd., Global BioMedical Pte Ltd., Document Security Systems, Inc (“DSS”) and DSS BioHealth Security Inc. (“DSS BioHealth”) signed Term Sheets and subsequently on April 21, 2020, these four companies entered into Share Exchange Agreement, based on which Global BioMedical Pte Ltd. agreed to sell all of the issued and outstanding shares of the Company to DSS BioHealth in exchange for the combination of common and preferred shares of DSS. The closing of this transaction is contingent upon DSS shareholders’ approval and all parties meeting the conditions of the Share Exchange Agreement. Our Company’s Chairman, who is also the largest shareholder of Singapore eDevelopment Ltd., is the beneficial owner of approximately 36.97% of the outstanding shares of DSS and is the Chairman of the Board of Directors of DSS. The Company is currently supporting Global BioMedical Pte Ltd. in meeting the closing conditions.

10

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

Pursuant to the terms of the Share Exchange Agreement, DSS BioHealth Security, Inc., will purchase Impact BioMedical for $50 million (483,334 in Common Stock and a perpetual convertible preferred stock @ $6.48/share) for 100% of the business.

The following selected unaudited pro forma condensed combined financial information was prepared using the purchase method of accounting. The unaudited pro forma condensed combined balance sheet data assume that the share exchange took place on March 31, 2020 and combine Impact BioMedical’s historical balance sheet at March 31, 2020 with DSS’s historical balance sheet at March 31, 2020. The unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2019 and for the three months ended March 31, 2020 assumes the Share Exchange took place on [ ] and combines statement of operations for the year and three months ended December 31, 2019 and March 31, 2020, respectively.

The selected unaudited pro forma condensed combined financial data are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had the entities been a single entity during these periods.

20

DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2020

	Pre-Acquisition DSS (Purchaser)	Record Purchase	Post-acquisition DSS (Purchaser)	ImpactBio (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Financials
ASSETS
Current Assets:
Cash	$3,802,000		$3,802,000	$130,000			$3,932,000
Accounts Receivable	3,582,000		3,582,000	-			3,582,000
Inventory	1,743,000		1,743,000	-			1,743,000
Prepaid Expense and other current assets	514,000		514,000	23,000			537,000
Total Current Assets	9,641,000	-	9,641,000	153,000	-	-	9,794,000
Property plant and equipment, net	4,925,000		4,925,000	-			4,925,000
Investment	2,154,000		2,154,000	-			2,154,000
Marketable Securities	570,000		570,000	-			570,000
Investment in Target	-	50,000,000	50,000,000	-	(127,000)	(49,873,000)	-
Notes Receivable	1,255,000		1,255,000	-			1,255,000
Other assets	54,000		54,000	-			54,000
Right-of -use assets	1,119,000		1,119,000	-			1,119,000
Goodwill	1,769,000		1,769,000	-		78,440,000	80,209,000
Other intangible assets, net	816,000		816,000	-			816,000
Total Assets	$22,303,000	$50,000,000	$72,303,000	$153,000	$(127,000)	$28,567,000	$100,896,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts Payable	$1,489,000		$1,489,000	$27,000			$1,516,000
Accrued expenses and deferred revenue	706,000		706,000				706,000
Other current liabilities	390,000		390,000				390,000
Revolving line of credit	800,000		800,000				800,000
Current portion of lease liabilities	369,000		369,000				369,000
Current portion of long-term debt, net	403,000		403,000				403,000
Total Current Liabilities	$4,157,000	$-	$4,157,000	$26,000	$-	$-	$4,183,000
Long-term debt, net	2,427,000		2,427,000				2,427,000
Long term lease liability	750,000		750,000				750,000
Other long-term liabilities	507,000		507,000				507,000
Deferred tax liability, net	44,000		44,000				44,000
Total Liabilities	$7,885,000	$-	$7,885,000	$26,000	$-	$-	$7,911,000
							-
Stockholders’ Equity							-
Common Stock	$42,000	$10,000	$52,000	$14,000	$(14,000)		$52,000
Convertible Preferred Stock	-	46,868,000	46,868,000	-			46,868,000
Additional Paid in Capital	119,624,000	3,122,000	122,746,000	1,802,000	(1,802,000)		122,746,000
Accumulated Deficit	(105,181,000)		(105,181,000)	(1,730,000)	1,730,000		(105,181,000)
Total Stockholders’ Equity (Deficit)	14,485,000	50,000,000	64,485,000	86,000	(86,000)	-	64,485,000
Non-Controlling Interests	(67,000)		(67,000)	41,000	(41,000)	28,567,000	28,500,000
Total Stockholders’ Equity (Deficit)	$14,418,000	$50,000,000	$64,418,000	$127,000	$(127,000)	$28,567,000	$92,985,000
							-
Total Liabilities & Stockholders’ Equity	$22,303,000	$50,000,000	$72,303,000	$153,000	$(127,000)	$28,567,000	$100,896,000

21

DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Three Months Ended March 31, 2020

	DSS (Purchaser)	Impact BioMedical (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Proforma

Revenue:
Printed products	$3,949,000	$-	$-	$-	$3,949,000
Technology sales, services and licensing	479,000	-	-	-	479,000
Direct selling	573,000	-	-	-	573,000
Total revenue	$5,001,000	$-	$-	$-	$5,001,000
Costs and expense
Costs of revenue, exclusive of deprecation and amortization	$3,271,000	$-	$-	$-	$3,271,000
Selling, general and administrative (including stock based compensation)	2,641,000	125,000	-	-	2,766,000
Deprecation and amortization	360,000	-	-	-	360,000
Impairment of Goodwill	685,000	-	-	-	685,000
Total Operating Expense	6,957,000	125,000	-	-	7,082,000
Operating Loss	(1,956,000)	(125,000)	-	-	(2,081,000)
Other Income (expense)
Interest Income	24,000	-	-	-	24,000
Interest Expense	(39,000)	-	-	-	(39,000)
Gain on Marketable Securities	4,000	-	-	-	4,000
Amortization of deferred financing costs a debt discount	-	-	-	-	-
Financial Services	-		-	-	-
Loss from Security Investment by Equity Method	-	-	-	-	-
Loss from Acquisition	-	-	-	-	-
Total Other Expense	(11,000)	-	-	-	(11,000)
Income (loss) before income tax	(1,967,000)	(125,000)	-	-	(2,092,000)

Income tax benefit	-	-	-	-	-

Net Loss	$(1,967,000)	$(125,000)	$-	$-	$(2,092,000)

Add: loss attributed to noncontrolling interest	67,000	41,000	-	-	108,000

Net Loss Attributable to Common Stockholders	$(1,900,000)	$(84,000)	$-	$-	$(1,984,000)

Note 1:	Elimination of impactbio equity	Investment in subsidiary	126,000
		Accumulated Deficit	1,730,000
		Common Stock		14,000
		Additional Paid in Capital		1,802,000
		Non-Controlling Interests		40,000

Note 2:	Record goodwill	Goodwill	78,441,000
		Investment in subsidiary		49,874,000
		Non-Controlling Interests		28,567,000

Note 3:	Document Security Systems, Inc. has engaged an independent valuation firm to value the assets of Impact BioMedical, Inc. and its subsidiaries. For purposes of this proforma, and until the valuation is complete, the purchase price of $50 million is included in goodwill.

Note 4:	Document Security Systems, Inc. is analyzing the accounting treatment of the perpetual convertible preferred shares offered and for the purposes of this proforma has assumed that the transaction will be recorded as an equity transaction. Also, DSS is evaluating the valuation of those shares and the quoted price of the common shares and face value of the perpetual convertible preferred shares have been assumed to be $50 million.

22

DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Balance Sheet

December 31, 2019

Ended December 31, 2019
	Pre-Acquisition DSS (Purchaser)	Record Purchase	Post-acquisition DSS (Purchaser)	ImpactBio Medical, Inc. (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Financials
ASSETS
Current Assets:
Cash	$1,096,000		$1,096,000	$109,000			$1,205,000
Accounts Receivable	4,212,000		4,212,000	-			4,212,000
Inventory	1,708,000		1,708,000	-			1,708,000
Prepaid Expense and other current assets	460,000		460,000	30,000			490,000
Total Current Assets	7,476,000	-	7,476,000	139,000	-	-	7,615,000
Property plant and equipment, net	5,061,000		5,061,000	-			5,061,000
Investment	2,154,000		2,154,000	-			2,154,000
Investment in Target	-	50,000,000	50,000,000	-	(132,000)	(49,868,000)	-
Notes Receivable	793,000		793,000	-			793,000
Other assets	50,000		50,000	-			50,000
Right-of -use assets	1,223,000		1,223,000	-			1,223,000
Goodwill	2,454,000		2,454,000	-		78,435,000	80,889,000
Other intangible assets, net	935,000		935,000	-			935,000
Total Assets	$20,146,000	$50,000,000	$70,146,000	$139,000	$(132,000)	$28,567,000	$98,720,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts Payable	$1,492,000		$1,492,000	$7,000			$1,499,000
Accrued expenses and deferred revenue	936,000		936,000				936,000
Other current liabilities	390,000		390,000				390,000
Revolving line of credit	500,000		500,000				500,000
Current portion of lease liabilities	397,000		397,000				397,000
Current portion of long-term debt, net	441,000		441,000				441,000
Total Current Liabilities	$4,156,000	$-	$4,156,000	$7,000	$-	$-	$4,163,000
Long-term debt, net	2,310,000		2,310,000				2,310,000
Long term lease liability	826,000		826,000				826,000
Other long-term liabilities	507,000		507,000				507,000
Deferred tax liability, net	44,000		44,000				44,000
Total Liabilities	$7,843,000	$-	$7,843,000	$7,000	$-	$-	$7,850,000
							-
Stockholders’ Equity							-
Common Stock	$24,000	$10,000	$34,000	$-	$-		$34,000
Convertible Preferred Stock	-	46,868,000	46,868,000	-			46,868,000
Additional Paid in Capital	115,560,000	3,122,000	118,682,000	1,732,000	(1,732,000)		118,682,000
Accumulated Deficit	(103,281,000)		(103,281,000)	(1,646,000)	1,646,000		(103,281,000)
Total Stockholders’ Equity (Deficit)	12,303,000	50,000,000	62,303,000	86,000	(86,000)	-	62,303,000
Non-Controlling Interests	-			46,000	(46,000)	28,567,000	28,567,000
Total Stockholders’ Equity (Deficit)	$12,303,000	$50,000,000	$62,303,000	$132,000	$(132,000)	$28,567,000	$90,870,000
							-
Total Liabilities & Stockholders’ Equity	$20,146,000	$50,000,000	$70,146,000	$139,000	$(132,000)	$28,567,000	$98,720,000

23

DOCUMENT SECURITY SYSTEMS.INC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2019

	DSS (Purchaser)	Impact BioMedical (Target)	Proforma Adjustment (Note 1)	Proforma Adjustment (Note 2)	Consolidated Proforma
Revenue:
Printed products	$17,090,000	$-	$-	$-	$17,090,000
Technology sales, services and licensing	2,148,000	-			2,148,000
Direct selling	172,000	-			172,000
Total revenue	$19,410,000	$-	$-	$-	$19,410,000
Costs and expense
Costs of revenue, exclusive of deprecation and amortization	$12,602,000	$-			$12,602,000
Selling, general and administrative (including stock based compensation)	8,284,000	523,000			8,807,000
Deprecation and amortization	1,404,000	-			1,404,000
Total Operating Expense	22,290,000	523,000	-	-	22,813,000
Operating Loss	(2,880,000)	(523,000)	-	-	(3,403,000)
Other Income (expense)
Interest Income	25,000	-			25,000
Interest Expense	(157,000)	-			(157,000)
Amortization of deferred financing costs a debt discount	(2,000)	-			(2,000)
Financial Services	-	(1,000)			(1,000)
Loss from Security Investment by Equity Method	-	(40,000)			(40,000)
Loss from Acquisition	-	(90,000)			(90,000)
Total Other Expense	(134,000)	(131,000)	-	-	(265,000)
Income (loss) before income tax	(3,014,000)	(654,000)	-	-	(3,668,000)

Income tax benefit	(125,000)	-			(125,000)

Net Loss	$(2,889,000)	$(654,000)	$-	$-	$(3,543,000)

Add: loss attributed to noncontrolling interest	-	200,000			200,000

Net Loss Attributable to Common Stockholders	$(2,889,000)	$(454,000)	$-	$-	$(3,343,000)

Other comprehensive income (loss)
Interest rate swap loss	(15,000)	-			(15,000)
Settlement of Interest rate swap	22,000	-			22,000

Comprehensive income (loss)	$(2,882,000)	$(654,000)	$-	$-	$(3,536,000)

Note 1:	Elimination of ImpactBio equity	Investment in subsidiary	132,000
		Accumulated Deficit	1,646,000
		Common Stock	-
		Additional Paid in Capital	1,732,000
		Non-Controlling Interests	46,000

Note 2:	Record goodwill	Goodwill	78,435,000
		Investment in subsidiary	49,868,000
		Non-Controlling Interests	28,567,000

Note 3:	Document Security Systems, Inc. has engaged an independent valuation firm to value the assets of Impact BioMedical, Inc. and its subsidiaries. For purposes of this proforma, and until the valuation is complete, the purchase price of $50 million is included in goodwill.

Note 4:	Document Security Systems, Inc. is analyzing the accounting treatment of the perpetual convertible preferred shares offered and for the purposes of this proforma has assumed that the transaction will be recorded as an equity transaction. Also, DSS is evaluating the valuation of those shares and the quoted price of the common shares and face value of the perpetual convertible preferred shares have been assumed to be $50 million.

24

MARKET PRICE AND DIVIDEND INFORMATION

Document Security Systems

Document Security Systems Common Stock currently trades on the NYSE Amex under the symbol “DSS.” The closing bid price of DSS Common Stock on the NYSE Amex on [____] was $[___] per share.

As of [____], there were [____] stockholders of record of DSS Common Stock

The Company has not paid cash dividends on its Common Stock and has no intention to do so at the current time.

Impact

Impact BioMedical, Inc.’s shares of common stock are not publicly traded, and Impact does not currently file reports with the SEC.

Impact has not paid any cash dividends on its common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ISSUANCE OF OUR COMMON STOCK AND SERIES A PREFERRED STOCK IN CONNECTION WITH THE ACQUISITION OF IMPACT BIOMEDICAL AND ITS SUBSIDIARIES.

PROPOSAL 2

THE ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of approval of the proposed Share Exchange as described in Proposal 1.

Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes cast on the proposal at the Special Meeting.

Abstentions and broker non-votes will not be counted towards, and will have no effect on, the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

25

PROPOSAL 3

RATIFICATION OF APPROVAL BY BOARD OF DIRECTORS OF BYLAW AMENDMENT TO

ALLOW FOR PARTICIPATION IN STOCKHOLDER MEETINGS BY MEANS OF VIRTUAL MEETING TECHNOLOGY

Our Board has approved an amendment, or Virtual Meeting Bylaw Amendment, to our Fifth Amended and Restated Bylaws, or bylaws, that allows us to hold virtual stockholder meetings in accordance with the March 7 Executive Order 202 – Declaring a Disaster Emergency in the State of New York - and its successor Executive Orders, or in accordance with any applicable law, now or in the future. Specifically, the Virtual Meeting Bylaw Amendment revises Section 5.1 of the bylaws to provide that our Board of Directors may, in its sole discretion, if permitted by law, determine that a future stockholder meeting will not be held at any physical location, but instead be held as a virtual meeting, and that if authorized by our Board of Directors, and subject to such guidelines and procedures as our Board of Directors may adopt, stockholders and proxy holders not physically present at a future meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of virtual meeting technology, provided that (i) we implement reasonable measures to verify that each person deemed present and permitted to vote at a virtual meeting is a stockholder or proxy holder; (ii) we implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with those proceedings; and (iii) if any stockholder or proxy holder votes or takes other action at the virtual meeting, a record of that vote or other action must be maintained by us.

Meetings of our stockholders may not be in a convenient location for many of our stockholders. We believe that the Virtual Meeting Bylaw Amendment will give our Board the flexibility to take action to enhance the opportunity of the Company’s stockholders to attend and participate in stockholder meetings. However, even if our Board is permitted to designate stockholder meetings be held virtually, we currently intend that stockholder meetings will continue to be held in person at a physical location so that all stockholders will continue to be entitled to attend stockholder meetings in person if they prefer to do so. The Virtual Meeting Bylaw Amendment is not intended to have any effect on the ability of stockholders to vote their shares by proxy, via telephone, the Internet, or by completion of a proxy card, any time before a meeting of stockholders.

Although the adoption and implementation of the Virtual Meeting Bylaw Amendment did not require the approval of the Company’s stockholders, we are submitting the Virtual Meeting Bylaw Amendment to the Company’s stockholders for ratification of our Board of Directors’ approval thereof, in order to provide the Company’s stockholders an opportunity to express their views on this matter. The stockholder vote on this matter will be considered advisory in nature and not binding on us, but will be considered by our Board of Directors when it determines whether to exercise the authority granted by the Virtual Meeting Bylaw Amendment and whether to retain the provisions of the Virtual Meeting Bylaw Amendment when considering other possible future amendments to our bylaws.

The description of the Virtual Meeting Bylaw Amendment set forth above is qualified in its entirety by reference to the text of the Virtual Meeting Bylaw Amendment, which is attached as Appendix B to this Proxy Statement.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the shares of common stock properly cast at the Special Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPROVAL BY THE BOARD OF DIRECTORS OF THE VIRTUAL MEETING BYLAW AMENDMENT ALLOWING FOR PARTICIPATION IN STOCKHOLDER MEETINGS BY MEANS OF VIRTUAL MEETING TECHNOLOGY.

26

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT BEFORE AND AFTER THE SHARE EXCHANGE

The following table sets forth beneficial ownership of Common Stock as of June [  ], 2020 by each person known by the Company to beneficially own more than 5% of the Common Stock, each director and each executive officer, and by all of the Company’s directors and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his or her name except as indicated in the footnotes to the table and each person’s address is c/o Document Security Systems, Inc., 200 Canal View Boulevard, Suite 104, Rochester, New York 14623.

For purposes of this table, beneficial ownership is determined in accordance with SEC rules, and includes investment power with respect to shares owned and shares issuable pursuant to warrants or options exercisable within 60 days of _____________, 2020.

The percentages of shares beneficially owned are based on [] shares of our Common Stock issued and outstanding as of _____________, 2020, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on _____________, 2020, plus (b) the number of shares such person has the right to acquire within 60 days of _____________, 2020. The percentages of shares beneficially owned after the Share Exchange are based on [____] shares of our Common Stock issued and outstanding after the proposed Share Exchange.

	Before Share Exchange		After Share Exchange
Directors, Named Executive Officers and 5% Beneficial Owners	Shares	Percentage	Shares	Percentage
Officers and Directors
Heng Fai Ambrose Chan (1)
Frank Heuszel
Sassuan Lee
Jose Escudero
John Thatch
Lowell Wai Wah
William Wu
Jason Grady
All officers and directors as a group (8 persons)
Global BioMedical, Inc.

*	Less than 1%.

(1)	[ ]

27

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The number of outstanding shares of our Common Stock at the close of business on _____, 2020, the Record Date for determining our stockholders who are entitled to notice of and to vote at the Special Meeting, is [ _____________].

STOCKHOLDER PROPOSALS

There are no proposals by any security holder which are or could have been included within this proxy statement.

****

Important Notice Regarding the Availability of this Proxy Statement

We have opted to provide our materials pursuant to the full set delivery option in connection with the Special Meeting. Under the full set delivery option, a company delivers all proxy materials to its shareholders. The approximate date on which the proxy statement and proxy card are intended to be first sent or given to the Company’s stockholders is [____], 2020. This delivery can be by mail or, if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to stockholders, the Company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include the Notice of Special Meeting of Stockholders, proxy statement, and proxy card. These materials are available free of charge at www.proxyvote.com.

SOLICITATION OF PROXIES

The Company will pay the cost of soliciting proxies for the Special Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company and other authorized persons may solicit the return of proxies by telephone, telegram or personal interview. The Company will request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

The Company has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the SEC at 100 F Street NE, Washington DC 20549. For further information concerning the SEC’s public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

DOCUMENT SECURITY SYSTEMS, INC.

200 Canal View Boulevard, Suite 104

Rochester, New York 14623

Attention: Frank D. Heuszel

* * *

BY ORDER OF THE BOARD OF DIRECTORS

/s/
Frank D. Heuszel
Chief Executive Officer
[City], [State]
[_______], 2020

28

Appendix A

SHARE EXCHANGE AGREEMENT

among

SINGAPORE EDEVELOPMENT LTD.,

GLOBAL BIOMEDICAL PTE LTD.,

DOCUMENT SECURITY SYSTEMS, INC.

And

DSS BIOHEALTH SECURITY INC.

dated as of

April 27, 2020

[INSERT AGREEMENT]

29

Appendix B

VIRTUAL MEETING BYLAW AMENDMENT

30